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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                 AMENDMENT NO. 1

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                     February 13, 2004 (December 15, 2003)

                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-20348                                        43-1465483
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 (Commission File Number)                    (IRS Employer Identification No.)

   8256 Forsyth Blvd, St. Louis, MO                       63105
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(Address of Principal Executive Offices)                (Zip Code)

                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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                        D & K HEALTHCARE RESOURCES, INC.

                                   FORM 8-K/A

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

On December 15, 2003, D&K Healthcare Resources, Inc. filed a Current Report on Form 8-K to report its acquisition of Walsh HealthCare Solutions, Inc. As permitted under Item 7 of Form 8-K, D&K Healthcare Resources, Inc. indicated that it would file the financial statements and pro forma financial information required under Items 7(a) and 7(b) for Form 8-K by no later than the date required. This amendment to Current Report on Form 8-K/A provides the required financial information and amends Item 7 of the Current Report for Form 8-K filed by D&K Healthcare Resources, Inc. on December 15, 2003.

         (a) Financial Statements of Business Acquired.

                  - Audited financial statements of Walsh HealthCare Solutions, Inc. as of April 30, 2003 and for the year ended April 30, 2003.

                  - Unaudited financial statements of Walsh HealthCare Solutions, Inc. as of August 31, 2003 and for the four months ended August 31, 2003 and 2002.

         (b) Pro Forma Financial Information.

         The following unaudited condensed combined pro forma financial statements of D&K Healthcare Resources, Inc., giving effect to the acquisition of Walsh HealthCare Solutions, Inc., prepared pursuant to
         Article 11 of Regulation S-X, are included as Exhibit 99.2 in this amended Current Report:

                  - Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2003

                  - Unaudited Pro Forma Combined Condensed Statement of Operations for the three months ended September 30, 2003

                  - Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended June 30, 2003

                  - Notes to Unaudited Pro Forma Combined Condensed Financial Statements

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2004

                                         D & K HEALTHCARE RESOURCES, INC.

                                         By: /s/ Thomas S. Hilton
                                             -----------------------------------
                                                           Thomas S. Hilton
                                             Senior Vice President and Chief
                                                Financial Officer

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                                INDEX TO EXHIBITS

23.1              Consent of Ernst & Young LLP, Independent Auditors

99.1              Consolidated financial statements of Walsh HealthCare
                  Solutions, Inc.

99.2 Unaudited pro forma combined condensed financial statements giving effect to the acquisition of Walsh HealthCare Solutions, Inc. by D&K Healthcare Resources, Inc.